SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934,
                                as amended.


Filed by the registrant /X/
Filed by a Party other than the registrant /   /

Check the appropriate box:

/ / Preliminary proxy statement
/X/ Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  KFx Inc.
                                  --------
              (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:

/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:



KFx Inc.
3300 East First Avenue, Suite 290
Denver, Colorado 80206


                                        April 30, 2001

Dear Stockholder:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of KFx Inc., which will be held at 10:00 a.m. local time on Thursday, June 21, 2001 at our executive offices, 3300 East First Avenue, Suite 290, Denver, Colorado 80206.

         The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our stockholders.

         The Annual Report for the year ended December 31, 2000 is enclosed, and I hope you will read it carefully. Feel free to forward to us any questions you may have if you are unable to be present at the meeting. Our World Wide Web homepage on the Internet is a convenient way to communicate with us. Our homepage is located at http://www.kfx.com.

         Also enclosed is a proxy authorizing two of our officers to vote your shares for you if you do not attend the meeting. Whether or not you are able to attend the meeting, I urge you to complete your proxy and return it to our transfer agent, InterWest Transfer Company, in the enclosed addressed, postage-paid envelope, as a quorum of the stockholders must be present at the meeting, either in person or by proxy, for the conduct of business.


                                        Sincerely,

                                        /s/ Theodore Venners

                                        Theodore Venners
                                        Chairman of the Board of Directors
                                        President and Chief Executive Officer




KFx Inc.
3300 East First Avenue, Suite 290
Denver, Colorado 80206

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 21, 2001
                                        April 30, 2001

To the Stockholders of KFx Inc.:

         The 2001 Annual Meeting of the Stockholders of KFx Inc. will be held on Thursday, June 21, 2001 at 10:00 a.m. local time at our executive offices, 3300 East First Avenue, Suite 290, Denver, Colorado 80206. The purpose of the meeting is to consider and take action upon the following matters:

1.       Election of three directors.

2. Approval of PricewaterhouseCoopers LLP as our independent accountants for the year ending December 31, 2001.

3. Such other business as may properly be brought before the meeting and any postponements, continuations, or adjournments thereof.

         Only stockholders of record as at the close of business on April 30, 2001 are entitled to notice of and to vote at the meeting or at any postponements, continuations or adjournments thereof.

         The by-laws require that the holders of a majority of the stock issued and outstanding and entitled to vote be present or represented at the meeting in order to constitute a quorum for the transaction of business. It is important that your stock be represented at the meeting regardless of the number of shares you hold. Whether or not you are able to be present in person, please sign and return promptly the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States.

         THE ENCLOSED PROXY IS BEING SOLICITED BY OUR BOARD OF DIRECTORS. OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.


         This notice, the proxy and Proxy Statement enclosed herewith are sent to you by order of our Board of Directors.

                                        /s/ Rudolph G. Swenson

                                        Rudolph G. Swenson
                                        Secretary





                              PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of KFx Inc. for use at the 2001 Annual Meeting of the Stockholders to be held on Thursday, June 21, 2001 at 10:00 a.m. local time at our executive offices, 3300 East First Avenue, Suite 290, Denver, Colorado 80206, and all postponements, continuations or adjournments thereof. This Proxy Statement and the enclosed proxy were first furnished to our stockholders on or about April 30, 2001.

                                VOTING PROCEDURES

         The presence in person or by proxy of a majority of our outstanding shares of common stock, $.001 par value, entitled to vote at the meeting is necessary to provide a quorum for the transaction of business at the meeting. Your shares can only be voted if you are present in person or are represented by returning a properly signed proxy. Your vote is very important. Whether or not you plan to attend the meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed in the United States. All signed and returned proxies will be counted towards establishing a quorum for the meeting, regardless of how the shares are voted.

         Shares represented by proxy will be voted in accordance with your instructions. You may specify your choice by marking the appropriate box on the proxy card. If your proxy card is signed and returned without specifying choices, your shares will be voted FOR the nominees for director, FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants for the year ending December 31, 2001, and as the individuals named as proxy holders on the proxy deem advisable on all matters as may properly come before the meeting. You may revoke your proxy at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice of revocation to us at our address indicated above or by voting in person at the meeting. Any notice of revocation sent to us must include your name and must be received prior to the meeting to be effective.

         The election of each director nominee requires the affirmative vote of a plurality of the shares cast in the election of directors. An affirmative vote of a majority of the votes cast at the meeting is required for approval of PricewaterhouseCoopers LLP as our independent accountants for the year ending December 31, 2001 and all other matters that may be submitted to our stockholders for consideration.

         Those shares present, in person or by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares on one or more matters) on any proposal, will be considered present at the meeting for purposes of establishing a quorum. Each will be tabulated separately.

         Under the rules of the American Stock Exchange, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the proposals contained in this proxy.

         Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders, while broker non-votes are not counted for purposes of determining whether a proposal has been approved. Votes cast by proxy will be tabulated by an automated system administered by InterWest Transfer Company, Inc., our transfer agent. Votes cast by proxy or in person at the meeting will be counted by the persons appointed by us to act as election inspectors for the meeting.

         Our outstanding shares entitled to vote as of April 30, 2001 (the record date) consisted of 25,358,780 shares of common stock. Only stockholders of record at the close of business on April 30, 2001 are entitled to vote at the meeting. Each share is entitled to one vote.


                               PROPOSAL NO. 1

                           ELECTION OF DIRECTORS

         Our Certificate of Incorporation provides for a board of directors consisting of three classes. The members of each class serve three-year staggered terms with one class to be elected at each annual meeting. As provided in our By-laws, our Board has currently set the total number of directors at eight, with two directors in Class I, three directors in Class II and three directors in Class III. The current terms of the Class I and Class II directors expire at our annual meeting of stockholders in 2002 and 2003, respectively. The current term of the Class III directors expires at the meeting.

         Our Board has nominated Stanford M. Adelstein, Gary Nicholson and Mark S. Sexton for election as Class III directors to serve a three-year term expiring at the 2004 annual meeting of stockholders and until their successors are elected and qualified.

         Shares represented by properly executed proxies will be voted to elect the director nominees, unless authority to so vote is withheld. The nominees are currently members of the Board and have indicated a willingness to serve as directors if reelected. Our Board has no reason to believe that any director nominee will be unable to serve as a director or become unavailable for any reason. If, at the time of the meeting, any director nominee becomes unavailable for any reason, the persons entitled to vote the proxy will vote, as such persons determine in their discretion, for such substituted nominee, if any, nominated by our Board.

         OUR BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO.1





Directors

         The following table sets forth certain information with respect to our director nominees and the directors who will continue in office after the meeting including the name and age of each director and nominee, his principal occupation and business experience during the past five years, and the commencement of his term as a director.

                                                       Nominees for Election

                                       Principal Occupation or Employment During the Past          Director
         Name and Age                           Five Years; Other Directorships                     Since

Stanford M. Adelstein (69)      Chairman of the Board and President of Northwestern Engineering      1998
                                Company, a holding company whose subsidiaries are engaged in real estate management, wood products, asphalt paving, and manufacturing ready-mix concrete, since 1966.

Gary Nicholson (43)             Mr. Nicholson   became  Chief   Executive   Officer  of  Pegasus     2000
                                Technologies,  Inc. in February  2001.  He was  appointed to our
                                Board in August  2000.  Prior to joining  Pegasus he was head of the  industrial  controls  division of  Rolls-Royce's  Power Gen
                                Controls unit, since 1985.

Mark S. Sexton (45)             Chairman of the Board,  Chief Executive Officer and President of     1999
                                Evergreen Resources,  Inc., an independent energy company, since
                                1996.  From  1989 to 1996  Mr.  Sexton  was  Vice  President  of
                                Operations  for  Evergreen  Resources,  Inc.  and  President  of
                                Evergreen Operating Company,  its wholly-owned  subsidiary.  Mr.
                                Sexton is a registered professional engineer in Colorado.




                              Directors Whose Term of Office Will Continue after the Meeting

                                     Principal Occupation or Employment During the Past            Director
       Name and Age                            Five Years; Other Directorships                      Since

Vincent N. Cook (66)         A founding stockholder.  Mr. Cook has been President and Chief          1996
(Class II Director)          Executive Officer of Visions Incorporated International Partners
                             and Associates since 1989.  Mr. Cook has served as a consultant to and the Vice Chairman of the Board of Directors of Science
                             Applications International Corporation since 1992.

Jack C. Pester (66)          Mr. Pester served as our consultant from April 1999 through             1994
(Class I Director)           January 2000.  Mr. Pester retired in April 1999 from his position as Senior Vice President of international refining and marketing for The Coastal Corporation, a diversified energy company, which position he held since 1987.  Mr. Pester is a past president of the Independent Refiners Association of America and the Petroleum
                             Marketers Association of America.  Mr. Pester is a director of
                             AmerUs Life Insurance Company (formerly American Mutual Life
                             Insurance Company) of Des Moines, Iowa.

David H. Russell (54)        Mr. Russell served as Vice Chairman of Werner Offshore, Inc., a         1999
(Class II Director)          marine technology company, and as a consultant to Thompson
                             Financial Services from January 1995 to January 1998.  Mr. Russell was the President, Chief Executive Officer and a founding
                             stockholder of Dalcomp, Inc., a provider of computer software and telecommunications services, from 1980 until January 1995, when
                             Dalcomp was acquired by Thompson Financial Services.  Mr. Russell is also a director of DermaRx Corp. and MacroChem Corp. and of the charitable organizations Hamilton Foundation and Trickle-Up
                             Program.

Stanley G. Tate (73)         A founding stockholder.  Mr. Tate has been the principal                1997
(Class II Director)          stockholder and President of Tate Enterprises, a holding company whose entities are involved in real estate
                             development, construction, investments and
                             consulting and receivership activities, since 1987.

Theodore Venners (53)        Chairman of our Board since July 1993, and President and Chief          1992
(Class I Director)           Executive Officer since October 1995.  Mr. Venners also served as our President since our inception to September 1993.  He has also served as Chairman of the Board of our subsidiary, Pegasus
                             Technologies, Inc., since March 1998.  He is a founding partner of
                             K-Fuel Limited Partnership and its predecessor, K-Fuel
                             Partnership, and served as managing partner of those entities from
                             1984 until their merger with us in December 1992.  Mr. Venners is a director of Northwestern Engineering Company.


         Mr. Russell serves as a director pursuant to a Stock Purchase Agreement dated July 27, 1995 between Mr. Russell and us. Pursuant to a series of agreements we have with a subsidiary of Black Hills Corporation ("BKH"), BKH has the right to designate one nominee for election to our Board of Directors. To date, BKH has declined to exercise this right.

Board Meetings

         During 2000 our Board met five times. The Board also took action five times by unanimous written consent. During 2000, all directors attended at least 80% of the aggregate of (i) the total number of meetings of the Board during 2000 and (ii) the total number of meetings held by all committees of the Board on which he served in 2000.

Committees of the Board

         Audit Committee. The Board has an Audit Committee and during 2000 and through April 30, 2001, its members were Stanley G. Tate (Chairman), David H. Russell and Mark S. Sexton. Each member of the Audit Committee is "independent" within the meaning of the American Stock Exchange listing standards. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the range of audit and non-audit fees and reviews with the independent accountants the adequacy of our internal accounting controls. The Board adopted the Audit Committee Charter, attached as an appendix to this Proxy Statement, in June 2000. The Audit Committee met with our independent auditors in January 2001 to discuss the engagement for the year ending December 31, 2000, but did not meet in 2000.

         Compensation Committee. The Board has a Compensation Committee and during 2000 and through April 30, 2001, its members were Mark S. Sexton (Chairman), Stanford M. Adelstein and Vincent N. Cook. The Compensation Committee, among other things, advises the Board on all matters pertaining to compensation programs and policies, establishes guidelines for employee incentive and benefit programs, makes specific recommendations to the Board relating to salaries of officers and all incentive awards, and administers the Company's stock option plans. The Compensation Committee did not meet in 2000 but took action four times by unanimous written consent.

         Executive Committee. The Board formed an Executive Committee in April 1999 and during 2000 and through April 30, 2001, its members were Jack C. Pester (Chairman), Vincent N. Cook, Mark S. Sexton, Stanley G. Tate and Theodore Venners. The Executive Committee has and may exercise all of the authority of our entire Board of Directors in our business and affairs, except where action of our entire Board is required by statute. The Executive Committee met six times in 2000.

Compensation of Directors

         Cash Compensation. Directors who are not our employees have historically received an annual retainer of $4,000 and a fee of $500 for attending each regular meeting of the Board and $300 for participating in each meeting of the Board held by means of telephone conference call and for participating in certain meetings of committees of the Board. Each non-employee director also received an annual automatic grant of options to purchase 10,000 shares pursuant to the 1996 Stock Option and Incentive Plan (the "1996 Plan"). See "1996 Stock Option and Incentive Plan" below. The Board of Directors discontinued payment of cash fees and the automatic grant of options under the 1996 Plan to the Board beginning July 1, 1999. In lieu of cash compensation for the second half of 1999 and for all of 2000, Board members received stock appreciation rights, or SARs, granted pursuant to our 1999 Stock Incentive Plan (the "1999 Plan"). See "1999 Stock Incentive Plan" below. Mr. Venners is an employee and does not receive any compensation from us for his service as a director or as a member of the Executive Committee. Mr. Nicholson is an employee of our subsidiary, Pegasus Technologies, Inc., and does not receive any compensation from us for his service as a director. Directors are also reimbursed for out-of-pocket travel and other expenses incurred in attending meetings.

         1999 Stock Incentive Plan. In April 1999, we adopted the 1999 Plan and reserved 2,000,000 shares of common stock for issuance upon the exercise of options, SARs, dividend equivalent rights, restricted stock and other awards granted under the 1999 Plan. Awards granted under the 1999 Plan to directors may be nonqualified stock options, SARs, dividend equivalent rights, restricted stock or other awards. The 1999 Plan authorizes the plan administrator to determine the terms and conditions of any award, except that the exercise price of nonqualified stock options cannot be less than 85% of the fair market value of the common stock on the date the option is granted. The awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of us as specified in agreements issued under the 1999 Plan. The plan administrator may accelerate the vesting and release from any restrictions on transfer and repurchase or forfeiture rights of any outstanding award, or prevent such acceleration or release, with respect to any merger, consolidation, change of control or similar corporate transaction involving us.

         1998 Directors Nonqualified Stock Option Plan. In August 1998, we adopted the 1998 Directors Nonqualified Stock Option Plan (the "1998 Plan") and reserved 200,000 shares of common stock for issuance upon exercise of options granted under the 1998 Plan. Under the 1998 Plan, nonqualified stock options may be granted to directors in such number, at such price not less than the greater of (i) $3.75 per share or (ii) the fair market value of the common stock on the date of grant, and with such other terms as the plan administrator may determine. Shares of common stock acquired upon exercise of the stock options are subject to repurchase by the Company at the exercise price if a director ceases to serve as a director for any reason other than death before the first anniversary of the date of grant. In addition, options granted under the 1998 Plan will not be exercisable by a director if the plan administrator determines that the director has committed certain specified acts of misconduct or made unauthorized disclosures of trade secret or confidential information of the Company. No options were granted to directors under the 1998 Plan in 2000.

         1996 Stock Option and Incentive Plan. From 1996 through 1998, directors who were not our employees received an annual grant of options to purchase 10,000 shares of Common Stock under the 1996 Plan. Under the terms of the 1996 Plan, the grant of nonqualified stock options to non-employee directors was automatic on the third business day after the annual meeting of stockholders. The options were immediately vested on the date of grant. If a non-employee acquired shares upon exercise of such options and ceased to serve as a director for any reason other than death before the first anniversary of the date of grant of the options, we had the right to repurchase the shares at the exercise price. The exercise price was not less than the average daily market price for the five consecutive trading days immediately preceding the grant date.

         Restricted Stock Plan for Directors and Selected Officers. In December 1993, our stockholders approved and adopted the Restricted Stock Plan for Directors and Selected Officers (the "Directors Plan"). We have reserved 500,000 shares for issuance under the Directors Plan. The Directors Plan provided that commencing as of the effective date of the Directors Plan, any and all fees payable to directors for their service on the Board, and the salary payable to selected officers after the date that they became participants in the Directors Plan, were paid entirely and solely in shares of restricted stock. Although the Directors Plan is still in existence, we changed the compensation policy of our directors beginning in 1996 (see "Compensation of Directors" discussed previously) and do not currently foresee any additional issuance of shares under the Directors Plan. As of April 30, 2002, 131,338 shares have been granted, leaving 368,662 shares available for grant under the Directors Plan.

         As compensation for their service in 2000, non-employee Board members were each granted 50,000 SARs under the 1999 Plan at an exercise price of $1.75 per share, which was the closing price of our common stock on the American Stock Exchange on the first trading day of the calendar year. For each year beginning January 1, 2000, non-employee directors will receive grants of 50,000 SARs each under the 1999 Plan at the closing price of our common stock on the first trading day of each calendar year. All SARs granted or to be granted to Board members under the 1999 Plan are fully vested upon the date of grant and expire 10 years after the date of grant. The SARs are not exercisable until the conversion, redemption or maturity of our outstanding 6% Convertible Debentures. After the SARs become exercisable, we have the option to convert them to nonqualified stock options or restricted stock grants.



                             EXECUTIVE OFFICERS

         Set forth below is certain information regarding our executive officers, including age, principal occupation during the last five years and the date each first became an executive officer.


                                                                                              Executive Officer
         Name (Age)                             Present Executive Office                           Since

Theodore Venners (53)          Chairman of our Board, President and Chief Executive                 1992
                               Officer.  More detailed information regarding Mr. Venners'
                               business experience is set forth under "Directors."

Seth L. Patterson (48)         Executive Vice President and Chief Financial Officer since           1998
                               September 1998.  Mr. Patterson served as our consultant
                               from June to August 1998, as Vice President and Chief
                               Financial Officer of and in related capacities for United
                               Water Services, Inc., a provider of operations and
                               maintenance services to water and waste water treatment
                               facilities, from July 1996 to December 1997, Vice
                               President and Chief Financial Officer of Phelps-Tointon,
                               Inc., a closely-held company involved in various
                               construction related businesses, from November 1995 to
                               April 1996 and as Vice President, Finance/Administration
                               of Power Resources, Inc., a uranium producer, from July
                               1992 to March 1995.  Mr. Patterson is the President of the
                               Colorado Chapter of the Financial Executives International
                               and is a past Board Chair of the Food Bank of the Rockies.


Rudolph G. Swenson (63)        Secretary and Treasurer since 1992 and Vice President of             1992
                               Contracts and Patents since June 1996.  From January 1994
                               to June 1996, Mr. Swenson served us as Chief Financial
                               Officer.  Mr. Swenson serves as a member of the Board of
                               Directors of the Black Hills Regional Eye Institute.





                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information for each of the last three fiscal years concerning compensation paid by us to our Chief Executive Officer and each executive officer who earned a total annual salary and bonus that exceeded $100,000 for 2000 (the "Named Executive Officers").

                                                                           Long-Term Compensation
                                             Annual Compensation                   Awards
                                                                       -------------------------------
                                                                                 Securities
          Name and                                                               Underlying
     Principal Positions         Year      Salary          Bonus              Options/SARs (#)
     -------------------         ----      -------         -----       -------------------------------


Theodore Venners                 2000      $120,000    $ 60,000(1)                         --
   Chairman of the Board         1999       120,000          --                       150,000
   President and CEO             1998       120,000      65,000                       150,000

Seth L. Patterson                2000      $110,000    $ 20,000(1)                         --
   Executive Vice President      1999       110,000           --                       50,000
   and Chief Financial           1998(2)     61,667      10,000                       250,000
   Officer

---------------

(1) Payment of half of the bonus was deferred to 2001. Accordingly, Mr.
Venners received a $30,000 bonus payment during 2000 and received the remaining $30,000 in 2001. Similarly, Mr. Patterson received a $10,000 bonus payment during 2000 and received the remaining $10,000 in 2001.

(2) Includes $25,000 of fees earned by Mr. Patterson from June to August
1998, when he was a consultant to us. The bonus to Mr. Patterson was paid in 1999.

         The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all our employees such as group health insurance, paid parking, certain educational and training programs, vacation and sick leave. In addition, we make available certain non-monetary benefits to our executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. We consider such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer listed in the above table, which cannot be precisely ascertained but which is less than $50,000 and less than 10% of the annual salary of each such executive officer, is not included in such table.

                         Compensation Pursuant to Plans

1992 Plan

         In 1993, our stockholders approved and adopted the Amended and Restated Stock Option Plan (the "1992 Plan"). We have reserved 1,000,000 shares of common stock for issuance under the 1992 Plan. As of April 30, 2001, stock options for 772,000 shares had been granted, leaving stock options for 228,000 shares available for grant under the 1992 Plan.

1996 Plan

         In 1996, our stockholders approved and adopted the 1996 Plan. We have reserved 1,500,000 shares of common stock for issuance under the 1996 Plan. As of April 30, 2001, stock options and SARs for 1,474,334 shares had been granted, leaving awards for 25,666 shares available for grant under the 1996 Plan.

1999 Plan

         In April 1999, we adopted the 1999 Plan and reserved 2,000,000 shares for issuance under the 1999 Plan. Under the 1999 Plan, as of April 30, 2001, stock grants, options and SARs for all 2,000,000 shares had been granted.

Stock Options and SARs Granted During 2000

         No stock options or SARs were granted to any of the Named Executive Officers in 2000 under any or our plans.

2000 Year-End Option and SAR Values

         The following table reports certain information regarding outstanding stock options and SARs held at December 31, 2000 by the Named Executive Officers. No stock options or stock appreciation rights were exercised during 2000.

                    2000 Year-End Option and SAR Values

                                                                                           Value of
                                                                   Number                 Unexercised
                                                               of Unexercised            In-the-Money
                                                              Options/SARs at          Options/SARs at
                                Shares                            12/31/00                 12/31/00
                              Acquired on       Value          (Exercisable /           (Exercisable /
Name                           Exercise       Realized         Unexercisable)         Unexercisable) (1)
---------------------------- -------------- -------------- ------------------------ ------------------------

Theodore Venners                   -              -           660,000 / 440,000           $ 0 /  $18,750
Seth L. Patterson                  -              -           100,000 / 200,000           $ 0 /  $ 6,250
---------------

(1) Based on the closing price of $1.625 of the common stock on the American
Stock Exchange on December 29, 2000.

Compensation Committee Interlocks and Insider Participation

         Mr. Theodore Venners, our Chairman of the Board, Chief Executive Officer and President, serves as a director of Northwestern Engineering Company. Mr. Stanford Adelstein, the Chairman of the Board and the President of Northwestern Engineering Company, serves as our director and a member of our Compensation Committee.

                 Committee Report on Executive Compensation

Executive Compensation

         All decisions on compensation for our executive officers are made by the Compensation Committee of the Board. The executive compensation program presently consists of annual base salary, short-term incentives in the form of annual cash bonuses and long-term incentives in the form of stock options or SARs.

         The committee believes that the compensation of executive officers should reflect the scope of their responsibilities, our success and the contributions of each executive to that success. In addition, the committee believes that base salaries should approximate the mid-point of competitive salaries derived from market surveys and that short-term and long-term incentive compensation should reflect our performance and the contributions of each executive.

         External competitiveness is an important element of the committee's compensation policy. The competitiveness of compensation for our executives is assessed by comparing it to market data.

         The process of determining each of the elements of compensation for our executive officers is outlined below.

         Base Salary

         Base salaries are intended to approximate the mid-point of competitive salaries for similar organizations of comparable size, market capitalizations and complexity. Executive salaries are adjusted gradually over time and only as necessary to meet this objective. Increases in base salary may be moderated by other considerations, such as geographical or regional market data, industry trends and internal fairness. It is the committee's intention that over time the base salaries for the CEO and the other executive officers will approach the mid-point of competitive data.

         Cash Bonus

         The committee establishes a median potential bonus for each executive officer by using the market data on total cash compensation from the same executive compensation surveys as used to determine salaries. The committee's determination with respect to bonuses is based on a subjective evaluation of the contributions of each executive that are not captured by operating measures but are considered important in the creation of long-term stockholder value.

         Stock Incentive Program

         Our primary goal is to excel in the creation of long-term value for our stockholders. The principal incentive tool used to achieve this goal is the periodic award to key employees of options and SARs to purchase our common stock.

         The committee and management believe that awards of stock options and SARs to purchase our shares accomplish many objectives. The grant of options and SARs to key employees encourages equity ownership in us, and closely aligns management's interest to the interests of all the stockholders. The emphasis on stock options and SARs also results in management's compensation being closely linked to stock performance. In addition, because they are subject to vesting periods of varying durations and to forfeiture if the employee leaves us prematurely, stock options and SARs are an incentive for key employees to remain with us long-term.

         Awards are not made annually in conjunction with the annual review of cash compensation, but are made periodically. The committee considers total compensation of executives, actual and anticipated contributions of each executive (which includes a subjective assessment by the committee of the value of the executive's future potential within the organization), as well as the value of previously awarded options and SARs as described above, in determining awards.

Policy on Deductibility of Compensation

         The committee has also considered the application of Section 162(m) of the Internal Revenue Code to our compensation practices. Section 162(m) limits the tax deduction available to public companies for annual compensation paid to senior executives in excess of $1 million unless the compensation qualifies as "performance based." The annual cash compensation paid to our individual executives does not approach the $1 million threshold, and we believe that our stock incentive plans qualify as "performance based." Therefore, we do not believe any further action is necessary in order to comply with Section 162(m). From time to time, the committee will re-examine our compensation practices and the effect of
Section 162(m).

2000 CEO Compensation

         Cash compensation for Mr. Theodore Venners is reviewed by both the committee and the full Board. The committee and the Board evaluate Mr. Venners' performance and compensation using a process similar to that used for our other executive officers.

         Awards to Mr. Venners of stock options or SARs to purchase our shares of common stock are reviewed and determined periodically by the committee using criteria similar to that used for our other executive officers. Mr. Venners was awarded no SARs to purchase shares of our common stock in 2000.

              The Compensation Committee of the Board of Directors
                          Mr. Mark S. Sexton, Chairman
                            Mr. Stanford M. Adelstein
                               Mr. Vincent N. Cook




                          Comparative Performance Graph

         The Securities and Exchange Commission requires that we include in this Proxy Statement a line-graph presentation comparing cumulative, five-year stockholder returns (assuming reinvestment of dividends) for our common stock with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by us. The following graph assumes $100 invested on December 31, 1995 in our common stock, the Russell 2000(R) Index, the Energy - Other industry group ("EO") as published by The Investors Business Daily, and the Standard & Poor's 500 Index. The stock price performance shown on the following graph is not necessarily indicative of future price performance.

    Comparison of Total Return Among KFx Inc., the Russell 2000(R)Index,
        The Investors Business Daily Energy - Other Industry Group,
                    and the Standard & Poor's 500 Index
                from December 31, 1995 to December 31, 2000

               Comparison of 5 Year Cumulative Total Return
                    Assumes Initial Investment of $100

                             [GRAPHIC OMITTED]



                    12/29/96     12/31/97     12/31/98      12/31/99     12/31/00
                  ------------ ------------ ------------ ------------- ------------
     KFX              119           70           32           36            35
Russell 2000(R)       117          143          139          169           164
     EO               126          156          147          192           270
   S&P 500            123          164          211          255           232







         In addition to us, the EO is comprised of the following companies:
AES Corporation; Calpine Corporation; NRG Energy Inc.; Ballard Power Systems Inc.; Innogy Holdings ADR; Huaneng Power International Inc; Consolidated Energy Inc.; Massey Energy Company; Arch Coal Inc.; Covanta Energy Corporation; Active Power Inc.; FuelCell Energy, Inc.; Plug Power, Inc.; USEC Inc.; H Power Corporation; Penn Virginia Corporation; Proton Energy Systems, Inc.; Beacon Power Corporation; Millenium Cell, Inc.; Hydrogenics Corporation; Alliance Resources Partners, LP; Evergreen Solar, Inc.; Stuart Energy Systems Corporation; Westmoreland Coal Company; Rentech Inc; High Plains Corporation; DCH Technology, Inc.; York Research Corporation; U.S. Energy Systems, Inc; Yanzhou Coal Mining Company, Ltd.; and Suncor Energy, Inc. All companies in the EO industry group are listed on U.S. stock exchanges or the Nasdaq system.

         We are excluded from the EO industry group for purposes of the comparative performance graph.

         From July 21, 1994 to January 29, 1996, our common stock was traded on the Nasdaq SmallCap Market under the trading symbol "KFXI." Beginning January 30, 1996, our common stock has been traded on the American Stock Exchange under the trading symbol "KFX."



                                 STOCK OWNERSHIP

         The following table sets forth certain information, as of April 30, 2001, with respect to the holdings of (1) each person who is the beneficial owner of more than five percent of our common stock, (2) each of our directors, (3) the CEO and each Named Executive Officer, and (4) by all of our directors and executive officers as a group.


                                                               Shares Beneficially
           Name and Address                                           Owned                  Percentage of Class

Stanford M. Adelstein                                                   200,000  (1)                        *

Vincent N. Cook                                                         412,500  (2)                     1.6%

Cristobal Energy Co., Inc.                                            3,172,640                         11.1%
1270 Stone Canyon Road
Los Angeles, California 90077

Landrica Development Company                                          3,300,000  (3)                    11.5%
818 St. Joseph Street
Rapid City, South Dakota 57701

Gary Nicholson                                                                0                             *

Seth L. Patterson                                                       115,000  (4                         *

Jack C. Pester                                                          101,126  (5)                        *

David H. Russell                                                      1,236,500                          4.7%

Mark S. Sexton                                                        1,033,333  (6)                     3.9%

Stanley G. Tate                                                         518,050  (7)                     2.0%

Theodore Venners                                                      4,385,734  (8)                    14.7%
3300 East First Avenue, Suite 290
Denver, Colorado 80206

All directors and executive officers                                  8,272,343  (9)                    24.6%
     as a group (10 persons)
---------------
* Less than 1 percent.



(1) Represents shares owned by Northwestern Engineering Company, of which Mr. Adelstein is Chairman of the Board and controls 95% of the outstanding voting shares of capital stock.

(2) Includes 300,000 shares owned by an investment partnership controlled by Mr. Cook and 20,000 shares which Mr. Cook has the right to acquire within 60 days of April 30, 2001 pursuant to the exercise of options.
    Mr. Cook disclaims beneficial ownership of the 300,000 shares owned by the investment partnership.

(3) Includes 1,300,000 shares which Landrica Development Company has the right to acquire within 60 days of April 30, 2001, pursuant to the exercise of warrants.

(4) Includes 7,500 shares owned by the mother of Mr. Patterson, of which he disclaims beneficial ownership, and 100,000 shares which Mr. Patterson has the right to acquire within 60 days of April 30, 2001, pursuant to the exercise of options.

(5) Includes 80,000 shares which Mr. Pester has the right to acquire within 60 days of April 30, 2001 pursuant to the exercise of options.

(6) Includes 33,333 shares which Mr. Sexton has the right to acquire and 1,000,000 shares which Evergreen Resources, Inc. has the right to acquire pursuant to the exercise of warrants within 60 days of April
    30, 2001. Mr. Sexton disclaims beneficial ownership of the warrant held by Evergreen Resources, Inc.

(7) Includes 20,000 shares which Mr. Tate has the right to acquire within 60 days of April 30, 2001 pursuant to the exercise of options and 14,500 shares owned by the Stanley Tate Revocable Trust for which Mr.
    Tate serves as trustee.

(8) Includes 780,000 shares which Mr. Venners has the right to acquire within 60 days of April 30, 2001 pursuant to the exercise of options and 66,667 shares pursuant to the exercise of a warrant.

(9) Includes an aggregate of 1,120,000 shares which directors and executive officers as a group have the right to acquire within 60 days of April
    30, 2001 pursuant to the exercise of options and an aggregate of 1,100,000 shares pursuant to the exercise of warrants. Includes 300,000 shares of which Mr. Cook disclaims beneficial ownership and 7,500 shares owned by the mother of Mr. Patterson, of which he disclaims beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, or 10% stockholders to file with the Securities and Exchange Commission and the American Stock Exchange reports of ownership and changes in ownership of our equity securities and to furnish us with copies of all Section 16(a) forms they file.

         Based solely upon a review of the copies of such Section 16(a) reports furnished to us and written representations that no other reports were required, we believe that during 2000 all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were complied with.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                                TRANSACTIONS

Estate of Edward Koppelman

         We are a party to a Royalty Agreement with Edward Koppelman, whereby Mr. Koppelman is entitled to receive a royalty equal to 25% of our worldwide royalty and license fee revenue, computed after the payment of a royalty to the State of Wyoming. The royalty to Mr. Koppelman will cease when the cumulative payments to him reach the sum of approximately $75.2 million. Mr. Koppelman passed away in October 1997 and all his rights and obligations as discussed above are held by his estate. In his will, Mr. Koppelman bequeathed 50% of the royalty stream to Theodore Venners, our Chairman of the Board, Chief Executive Officer and President.

Other

         On May 1, 2000, pursuant to a series of agreements we have with Landrica Development Company, a subsidiary of Black Hills Corporation ("BKH") and others, BKH owns 2 million shares of our common stock, has a warrant to purchase 1.3 million additional shares at $3.65 per share (subject to certain adjustments) and has the right to designate one nominee for election to our Board of Directors. As of April 30, 2001, BKH has declined to exercise their right to designate a Board nominee.

         On February 9, 2001, KFx closed a transaction with Evergreen Resources, Inc. ("Evergreen") under which we sold to Evergreen a portion of our Pegasus Preferred Stock investment in Pegasus, representing an approximate 8.8% as converted interest in Pegasus, for $1,500,000. We are obligated to repurchase this preferred stock for $2,000,000 plus 6% of the repurchase price per annum on January 31, 2002, or earlier upon the occurrence of certain events, such as a change in control. Under certain elections available to Evergreen to purchase an additional interest in Pegasus from us, Evergreen can elect to defer the repurchase date to January 31, 2003. In certain circumstances, Evergreen can elect to exchange its interest in Pegasus, valued at $2,000,000 plus 6% per annum, and any interest in Pegasus subsequently acquired from us, for shares of our common stock at $3.65 per share, subject to certain adjustments. In addition, Evergreen was provided with a five-year warrant to purchase 1,000,000 shares of our common stock at $3.65 per share, subject to certain adjustments. Evergreen's chairman, Mr. Sexton, is a member our Board of Directors.

         During 2000 our company borrowed $550,000 from Mr. Tate, a member of our Board of Directors, of which $400,000 was repaid during 2000. The remaining $150,000 is unsecured, bears interest at 11.5%, is due April 30, 2001, and is personally guaranteed by our Chairman, Theodore Venners.

         On March 8, 2001, Theodore Venners purchased a portion of our Pegasus preferred shares, representing an approximate 0.6% as converted interest in Pegasus, for $100,000, subject to our obligation to repurchase the preferred shares for $133,333 plus 6% per annum. On April 10, 2001 Mr. Sexton purchased a portion of our Pegasus preferred shares, representing an approximate 0.3% as converted interest in Pegasus, for $50,000, subject to our obligation to repurchase the preferred shares for $66,667 plus 6% per annum. The repurchase obligations mature one year from the date of each sale but may be accelerated under certain circumstances. As part of these transactions, we granted warrants for 66,667 shares to Mr. Venners and 33,333 shares to Mr. Sexton to purchase our common stock at $3.65 per share, subject to certain adjustments. The warrants expire three years from the date they were granted. Mr. Venners is our Chairman and Chief Executive Officer and Mr. Sexton is a member of our Board of Directors.

         During 2000, Mr. Adelstein, our director, extended a $400,000 line of credit, due on demand, at the prime rate of interest plus two percent per annum, to our Pegasus subsidiary. The line of credit is unsecured and the present loan balance is $400,000. In consideration of the line of credit, Mr. Adelstein received warrants to purchase 350,000 shares of Pegasus common stock at a price of $1.07 per share. The warrants expire on July 21, 2003. Our Pegasus subsidiary also borrowed $200,000 from Hills Products Group, Inc., Mr. Adelstein's company, which is presently outstanding, at the prime rate of interest plus two percent per annum, due on demand on an unsecured basis, and personally guaranteed by Theodore Venners, our Chairman. During 2000, Pegasus borrowed an additional $300,000 from Hills Products Group, Inc., which was repaid during the year.

         During 2001, we extended a $500,000 line of credit to Pegasus, unsecured, due on demand, at the prime rate of interest plus two percent per annum. Pegasus presently owes us $300,000 under the line of credit. We received warrants to purchase 475,000 shares of Pegasus common stock at a price of $1.07 per share. The warrants expire on February 26, 2004.

         On April 16, 2001, Mr. Venners provided Pegasus with a $300,000 unsecured line of credit, due on demand, at the prime rate of interest plus two percent. Mr. Venners received warrants to purchase 285,000 shares of Pegasus common stock at $1.07 per share. The warrants expire April 15, 2004. At April 30, 2001, $300,000 was due under this line of credit.

         We have a consulting agreement with Venners & Company, Ltd. for investor and public relations and governmental affairs services. Venners & Company, Ltd. is controlled by John P. Venners, the brother of Theodore Venners. During 2000, Venners & Company, Ltd. was paid $81,000 in cash for consulting fees. In 2001, John P. Venners was also paid 50,000 shares of our common stock for services provided in 2000. Also during 2000, $23,776 was paid to Venners & Company, Ltd. as reimbursement for expenses relating to our business. We also provide office space for Mr. John Venners in Arlington, Virginia. We paid $62,997 for the office space in 2000 but received $45,001 in sub-lease income. The consulting agreement provides for a two-year term, which began January 1, 1994 and is automatically renewable for successive one-year periods, unless either party terminates it. Also, we are obligated to include Venners & Company, Ltd. in any cash-based employee benefit programs of ours. During 2000, we paid medical insurance premiums of $7,325 for an employee of Venners & Company, Ltd.

         We have a stock purchase agreement dated March 4, 1997, with Mr. Theodore Venners, which gives us the option to purchase up to $5 million of our common stock held by Mr. Venners at fair market value upon Mr. Venners' death. We own a $5 million key man life insurance policy on the life of Mr. Venners.


                                 PROPOSAL NO. 2

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board, upon the recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP to serve as our independent accountants for the fiscal year ending December 31, 2001. PricewaterhouseCoopers has served as our independent accountants since the fiscal year ended December 31, 1992. Representatives of PricewaterhouseCoopers will be present at the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

         Although it is not required to do so, the Board is submitting its selection of our independent accountants for ratification by our stockholders at the meeting in order to ascertain the views of stockholders regarding such selection. Whether the proposal is approved or defeated, the Board may reconsider its selection.

Auditor Independence Assessment

         In addition, the Audit Committee has discussed with the independent auditors the auditor's independence from us and our management, including matters in the written disclosures and letters provided by the independent auditors to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

                             Audit Committee Report

         The Audit Committee has discussed with our independent auditors, PricewaterhouseCoopers, the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination as well as the overall quality of our financial reporting.

         The Audit Committee has additionally considered whether the provision of non-audit services from the independent auditors is compatible with maintaining their independence. The Committee used two guiding principles in considering the appropriateness of the non-audit services in maintaining the independence of the auditors: (1) whether the non-audit services facilitates the performance of the audit, improves our financial reporting process, or is otherwise in the public interest, and (2) whether our stockholders and investors would reasonably conclude the accountant's non-audit services would impair the accountant's ability to exercise objective and impartial judgment on all issues encompassed within the accountant's engagement and responsibility.

         During January of 2001, in preparation for the audit of our financial statements for the year ended December 31, 2000, the Audit Committee met and held discussions with management and with our independent auditors. The Audit Committee reviewed the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2000. The Chairman of the Audit Committee reviewed and discussed such financial statements with management and with PricewaterhouseCoopers. The Audit Committee also discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

         In reliance on the reviews, meetings and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee and the Board also have recommended the selection of the Company's independent auditors for the fiscal year ended December 31, 2001.

               The Audit Committee of the Board of Directors
                         Stanley G. Tate, Chairman
                              David H. Russell
                               Mark S. Sexton

Auditor Fees

     The aggregate fees billed by our auditors for the prior fiscal year are as follows:

Audit Fees. The aggregate auditor's fees for the audit of our financial statements and review of interim statements, for the fiscal year ending December 31, 2000 were $100,000. The fees included a separate audit of the financial statements of our subsidiary, Pegasus Technologies, Inc., for the year ended December 31, 2000. During 2000, we were billed $92,130, of which $15,330 relates to the 2000 audit and the remainder to the 1999 audit.

Financial Information Systems Design and Implementation Fees. The Company did not incur any auditor's fees for information technology consulting services.

Other Fees. The aggregate auditors fees for all other professional services, excluding Audit Fees and Financial Information Systems Design and Implementation Fees, identified above, for the fiscal year ending December 31, 2000 were $87,419. These fees are comprised primarily of tax planning, tax compliance and expert witness services related to certain pending litigation.


    OUR BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2

                             SOLICITATION OF PROXIES

         This solicitation is being made by mail on behalf of our Board, but may also be made without additional remuneration by our officers or employees by telephone, telegraph, facsimile transmission, electronic means or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of proxy and Notice of Annual Meeting, and any additional material relating to the meeting, which may be furnished to stockholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by us. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of stockholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or selected securities dealers. We anticipate that the cost of such supplementary solicitations, if any, will not be material. In addition, we have retained our transfer agent, InterWest Transfer Company, Inc., to solicit proxies from stockholders by mail, in person and by telephone. We will pay InterWest a fee of $500 for its services, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with the proxy solicitation.

                                  ANNUAL REPORT

         Our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, together with a letter from Mr. Theodore Venners, our Chairman of the Board of Directors, Chief Executive Officer and President, has been mailed to stockholders along with this Proxy Statement. We will, upon written request and without charge, provide to any person solicited hereunder additional copies of our Annual Report on Form 10-K, for the year ended December 31, 2000, as filed with the Securities and Exchange Commission. Requests should be addressed to the Investor Relations Department, 3300 East First Avenue, Suite 290, Denver, Colorado 80206. Also, such report may be obtained from our Internet homepage at http://www.kfx.com.

                                  OTHER MATTERS

         We are not aware of any business to be presented for consideration at the meeting, other than that specified in the Notice of Annual Meeting. If any other matters are properly presented at the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Any stockholder who intends to submit a proposal at the 2002 Annual Meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than December 31, 2001. Rule 14a-4 of the SEC's proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the company's by-laws. Our by-laws do not contain such an advance notice provision. Accordingly, for our 2002 Annual Meeting of Stockholders, stockholders' written notices must be received by us before March 16, 2002. Such proposals should be sent to Rudolph G. Swenson, our Secretary, at 3300 East First Avenue, Suite 290, Denver, Colorado 80206.



                         NOTICE TO BANKS, BROKER-DEALERS
                     AND VOTING TRUSTEES AND THEIR NOMINEES

         Please advise us whether other persons are the beneficial owners of the shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the shares.

         It is important that proxies be returned promptly, whether or not you expect to attend the Annual Meeting in person. We request that you complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. By returning your proxy promptly you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. Stockholders who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in this Proxy Statement.


                                       By Order of the Board of Directors


                                       /s/ Rudolph G. Swenson

                                       Rudolph G. Swenson
                                       Secretary

Denver, Colorado
April 30, 2001




PROXY STATEMENT - APPENDIX
April 30, 2001

                                     CHARTER
                                     OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                         BOARD OF DIRECTORS OF KFX INC.
                             AS ADOPTED BY THE BOARD
                                 ON JUNE 9, 2000

--------------------------------------------------------------------

I.                AUTHORITY

         The Audit Committee (the "Committee") of the Board of Directors (the "Board") of KFX Inc, (the "Corporation") is established pursuant to
Article III, Section 11 of the Corporation's Second Amended and Restated Bylaws and Section 141(c) of the Delaware General Corporation Law. The Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board. Consistent with the appointment of other Board committees, the members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or at such other time as may be determined by the Board. The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.


II.               PURPOSE OF THE COMMITTEE

         The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Corporation and its subsidiaries.

         The Committee shall oversee the audit efforts of the Corporation's independent accountants and internal auditors, if any, and, in that regard, shall take such actions as it may deem necessary to satisfy itself that the Corporation's auditors are independent of management. It is the objective of the Committee to maintain free and open means of communications among the Board, the independent accountants, the internal auditors, if any, and the financial and senior management of the Corporation.


III.              COMPOSITION OF THE COMMITTEE

     (a) Each member of the Committee shall be an "independent" director within the meaning of the American Stock Exchange rules, or such other stock exchange on which the Corporation's securities may be listed, (the "AMEX") and, as such, shall be free from any relationship that may interfere with the exercise of his or her independent judgment as a member of the Committee. Notwithstanding the foregoing, as permitted by the rules of the AMEX, under exceptional and limited circumstances, one director who does not meet certain of the criteria for "independence" may be appointed to the Committee if the Board determines in its business judgment that membership on the Committee by such person is required by the best interests of the Corporation and its stockholders and the Corporation discloses in the annual proxy statement the nature of such person's relationship and the reasons for the Board's determination. All members of the Committee shall be financially literate at the time of their election to the Committee or shall become financially literate within a reasonable period of time after their appointment to the Committee. "Financial literacy" shall be determined by the Board in the exercise of its business judgment, and shall include a working familiarity with basic finance and accounting practices and an ability to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise, as such qualification may be determined in the business judgment of the Board. Such expertise may be considered to be met through current or past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive officer or chief financial officer or other senior officer with substantial financial oversight responsibilities. Committee members, if they or the Board deem it appropriate, may enhance their understanding of finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant or firm.

     (b) Upon any changes in the composition of the Committee and otherwise approximately once each year, the Committee shall ensure that the Corporation provides the AMEX with written confirmation regarding:

         (i) Any determination that the Board has made regarding the independence of the Committee members;

         (ii)  The financial literacy of the Committee members;

         (iii) The determination that at least one of the Committee members has accounting or related financial management expertise; and

         (iv) The annual review and reassessment of the adequacy of the Committee's charter.


IV.               MEETINGS OF THE COMMITTEE

         The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. The Committee will generally meet (a) in advance of the commencement of the annual audit to meeting with the independent auditors to review matters relating thereto and (b) near the conclusion of the annual audit and preparation of the Corporation's Annual Report on Form 10-K to review matters relating thereto. As part of its purpose to foster open communications, the Committee shall meet at least annually with management, the head of the internal auditing department, if any, and the Corporation's independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups or persons believe should be discussed privately. In addition, the Committee (or, at the election of the Committee, the Chairman) should meet or confer with the independent accountants and management quarterly to review the Corporation's periodic financial statements prior to their filing with the Securities and Exchange Commission ("SEC") and to review earnings releases prior to public release. The Chairman should work with the Chief Financial Officer and management to establish the agendas for Committee meetings. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall maintain minutes of its meetings and records relating to those meetings and the Committee's activities and provide copies of such minutes to the Board.


V.                DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

         In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The Committee shall take actions and direct management of the Corporation to take actions, as necessary, to come into compliance with this charter not later than June 14, 2001. Thereafter, the Committee should review and reassess annually the adequacy of the Committee's charter and compliance of the Committee and the Corporation therewith. The charter must specify: (1) the scope of the Committee's responsibilities and how it carries out those responsibilities, (2) the ultimate accountability of the Corporation's independent auditors to the Board and the Committee, (3) the responsibility of the Committee and the Board for the selection, evaluation and replacement of the Corporation's independent auditors, and (4) that the Committee is responsible for ensuring that the Corporation's independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Corporation and that the Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the Board take appropriate action to ensure the independence of the independent auditors.

         While there is no "blueprint" to be followed by the Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the Committee:

Selection and Evaluation of Auditors

     (a) Make recommendations to the Board as to the selection of the firm of independent public accountants to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

     (b) Review and approve the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein;

     (c) Review the performance of the Corporation's independent auditors and make recommendations to the Board regarding the replacement or termination of the independent auditors when circumstances warrant;

     (d) Oversee the independence of the Corporation's independent auditors by, among other things:

         (i) requiring the independent auditors to deliver to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Corporation; and

         (ii) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action to satisfy itself of the auditors' independence;

     (e) Instruct the Corporation's independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee and the Board are responsible for the selection,(subject to shareholder approval if determined by the Board, evaluation and termination of the Corporation's independent auditors;

     Oversight of Annual Audit and Quarterly Reviews

     (f) Review, in advance of commencement of the annual audit, and accept, if appropriate, the annual audit plan of the Corporation's independent auditors, including the scope of audit activities, and monitor such plan's progress and results during the year;

     (g) Confirm through private discussions with the Corporation's independent auditors and the Corporation's management that no management restrictions are being placed on the scope of the independent auditors' work;

     (h) Review the results of the year-end audit of the Corporation, including (as applicable):

         (i) the audit report, the published financial statements, the management representation letter, the "Memorandum Regarding Accounting Procedures and Internal Control" or similar memorandum prepared by the Corporation's independent auditors, any other pertinent reports and management's responses concerning such memorandum;

         (ii) the qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of accounting principle and financial disclosure practices used or proposed to be adopted by the Corporation and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates;

         (iii) the methods used to account for significant unusual transactions;

         (iv) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

         (v) management's process for formulating sensitive accounting estimates and the reasonableness of these estimates;

         (vi)   significant recorded and unrecorded audit adjustments;

         (vii) adequacy and clarity of financial statement disclosures and other disclosures required in Form 10-K;

         (viii) any material accounting issues among management, the Corporation's internal auditing department, if any, and the independent auditors; and

         (ix) other matters required to be communicated to the Committee under generally accepted auditing standards, as amended, by the independent auditors;

     (i) Review with management and the Corporation's independent auditors such accounting policies (and changes therein) of the Corporation, including any financial reporting issues which could have a material impact on the Corporation's financial statements, as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body;

     (j) In connection with its review of the Corporation's quarterly earnings releases and interim financial statements included in Quarterly Reports on Form 10-Q, confirm that such releases and financial statements have been reviewed by the Corporation's independent auditors;

Oversight of Financial Reporting Process and Internal Controls

     (k) Review the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures (including the need for establishment of an internal audit function and if so established, the adequacy and effectiveness thereof) through inquiry and discussions with the Corporation's independent auditors and management of the Corporation;

     (l) Review with management the Corporation's administrative, operational and accounting internal controls, including controls and security of the computerized information systems, and evaluate whether the Corporation is operating in accordance with its prescribed policies, procedures and codes of conduct;

     (m) Review with management and the independent auditors any reportable conditions and material weaknesses, as defined by the American Institute of Certified Public Accountants, affecting internal control;

     (n) Receive periodic reports from the Corporation's independent auditors and management of the Corporation to assess the impact on the Corporation of significant accounting or financial reporting developments proposed by the Financial Accounting Standards Board or the SEC or other regulatory body, or any other significant accounting or financial reporting related matters that may have a bearing on the Corporation;

     (o) Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation's independent auditors, the Corporation's internal auditing department and management;

         Other Matters

     (p) Meet with the in-house counsel, in any, and outside counsel annually or when and as frequently as otherwise considered appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Corporation;

     (q) Prepare a report to be included in each annual proxy statement (or, if not previously provided during the fiscal year, any other proxy statement or consent statement relating to the election of directors) of the Corporation commencing after December 15, 2000 which states, among other things, whether:

         (i) the Committee has reviewed and discussed with management the audited financial statements to be included in the Corporation's Annual Report on Form 10-K;

         (ii) the Committee has discussed with the Corporation's independent auditors the matters that the auditors are required to discuss with the Committee by Statements on Auditing Standard No. 61, (as it may be modified or supplemented);

         (iii) the Committee has received the written disclosures and the letter from the Corporation's independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors their independence; and

         (iv)  based on the review and discussions described in subsections
               (i), (ii) and (iii) above, the Committee has recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the SEC;

     (r) Review the Corporation's policies relating to the avoidance of conflicts of interest and review past or proposed transactions between the Corporation and members of management as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Corporation's independent auditors;

     (s) Review the Corporation's code of conduct policies and its program to monitor compliance therewith, and meet periodically with management to discuss compliance with such policies;

     (t) Obtain from the independent auditors any information pursuant to
         Section 10A of the Securities Exchange Act of 1934;

     (u) Conduct or authorize investigations into any matters within the Committee's scope of responsibilities, including retaining outside counsel or other consultants or experts for this purpose; and

     (v) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

With respect to the duties and responsibilities listed above, the Committee should:

(1)  Report regularly to the Board on its activities, as appropriate;

(2) Exercise reasonable diligence in gathering and considering all material information;

(3) Understand and weigh alternative courses of conduct that may be available;

(4) Focus on weighing the benefit versus harm to the Corporation and its shareholders when considering alternative recommendations or courses of action;

(5) If the Committee deems it appropriate, secure independent expert advice and understand the expert's findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and

(6) Provide management, the Corporation's independent auditors and internal auditors, if any, with appropriate opportunities to meet privately with the Committee.

                               *************

         While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the annual audit or quarterly reviews or for determining whether the Corporation's annual or quarterly financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Corporation complies with all laws and regulations and its internal policies.


                        [FRONT OF PROXY VOTING CARD]

                                      PROXY
                                    KFX INC.
            3300 East First Avenue, Suite 290, Denver, Colorado 80206

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of KFx Inc. (the "Company") hereby appoints Seth L. Patterson and Rudolph G. Swenson, or either of them with full power of substitution, as attorneys and proxies of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of the Company at the annual meeting of stockholders of the Company to be held on Thursday, June 21, 2001 at 10:00 a.m. local time at the executive offices of the Company, 3300 East First Avenue, Suite 290, Denver, Colorado 80206, and any postponements, continuations or adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated below.



Proposal No. 1 - Election of Directors
[ ]  FOR the nominees listed below.
[ ] WITHHOLD AUTHORITY to vote for the nominees for director listed below.
[ ] FOR the nominees for director listed below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.

                                 Nominees:
                                      Stanford M. Adelstein
                                      Gary Nicholson
                                      Mark S. Sexton

Proposal No. 2 - Ratification of Selection of Independent Accountants
                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

Proposal No. 3 - To transact such other business as may properly be brought before the meeting and any postponements, continuations or adjournments thereof.


                        [BACK OF PROXY VOTING CARD]

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted "FOR" the nominee of the Board of Directors in the election of directors and "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2001. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any postponements, continuations or adjournments thereof.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION HEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

                                                Dated: _______________, 2001

                       (Label)                  ___________________________
                                                (Stockholder's Signature)

                                                ___________________________
                                                (Stockholder's Signature)

Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears below. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with corporate name by a duly authorized officer and affix corporate seal.